Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards. The timing of grants generally occurs in accordance with the yearly compensation cycle. The Company has not timed the disclosure of material non-public information to affect the value of executive compensation.

Award Timing Method	The timing of grants generally occurs in accordance with the yearly compensation cycle.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Compensation Committee does not take material non-public information into account when determining the timing and terms of equity awards.
MNPI Disclosure Timed for Compensation Value	false